                                                                   EXHIBIT 10.61

                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENTS

      Amendment No. 1 to Note Purchase Agreements (this "Amendment") dated as of July 30, 2004, among BORDERS GROUP, INC., a Michigan corporation (the "Company"), and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, TIAA-CREF LIFE INSURANCE COMPANY, JEFFERSON-PILOT LIFE INSURANCE COMPANY, JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY, THE TRAVELERS INSURANCE COMPANY, THE TRAVELERS LIFE AND ANNUITY COMPANY, PRIMERICA LIFE INSURANCE COMPANY and ALLSTATE LIFE INSURANCE COMPANY (each a "Purchaser" and, collectively, the "Purchasers").

                                    RECITALS

      A. Under and pursuant to the separate and several Note Purchase Agreements each dated as of July 30, 2002 (the "Note Purchase Agreements"), between the Company and each of the Purchasers, the Company has issued and sold to the Purchasers $50,000,000 aggregate principal amount of its 6.31% Senior Guaranteed Notes due July 30, 2006 (the "Notes").

      B. Under and pursuant to that certain Multicurrency Revolving Credit Agreement dated as of June 21, 2002 (as heretofore amended, the "Prior Credit Agreement"), among the Company, the Subsidiaries party thereto, the lenders listed on Schedule 1 thereto, PNC Bank National Association, as administrative agent, Fleet National Bank, as syndication agent, Wachovia Bank, National Association, as co-syndication agent, Bank One, NA (Main Office Chicago), as documentation agent with Fleet Securities, Inc. and Wachovia Securities having acted as co-arrangers (said Credit Agreement, as heretofore amended, the "Prior Credit Agreement"), the aforesaid lenders have extended to the Company and such Subsidiaries a revolving line of credit on the terms and conditions provided therein.

      C. Under and pursuant to that certain Amended and Restated Multicurrency Revolving Credit Agreement dated as of July 30, 2004 (the "Credit Agreement"), by and among the Company, the Subsidiaries party thereto, the lending institutions listed on Schedule 1 thereto, Fleet Retail Group, Inc., as a swingline lender and as administrative agent and as collateral agent for itself and such other lending institutions, JP Morgan Chase Bank and Wells Fargo Retail Finance, each as co-syndication agent for itself and such other lending institutions, General Electric Capital Corporation and National City Business Credit, Inc., as co-documentation agent for itself and such other lending institutions and Fleet National Bank, as an issuing bank thereunder, with Bane of America Securities LLC and JPMorgan Securities Inc. having acted as co-lead arrangers, (1) the Prior Credit Agreement was amended, restated, superceded and replaced with the Credit Agreement, (2) the aforesaid lenders extended to the Company and such Subsidiaries a revolving line of credit on the terms and conditions provided therein and the loans made and outstanding under the Prior Credit Agreement were continued under the Credit Agreement and (3) the Company and certain of the Subsidiaries party thereto have agreed to grant the Collateral Agent (as defined in the Intercreditor Agreement described below), for the benefit of the lenders and the agents party to the Credit Agreement, a first priority lien in all right, title and interest of the Company and such Subsidiaries in the Collateral (as defined in the Intercreditor Agreement described below), whether now owned or hereafter acquired.

      D. Under and pursuant to Sections 10.6, 10.7 and 11 of the Note Purchase Agreements, the grant of a lien by the Company or its Subsidiaries on any of their assets or property in favor of the lenders and/or the agents under the Credit Agreement or any other creditor would be prohibited and would constitute an Event of Default. In consideration for the Purchasers' consent to the granting of a lien with respect to the Collateral and the other amendments provided herein, the Company and each of the Security Guarantors (as defined in Section 1.6 hereof) have agreed to grant a first priority lien in the Collateral in favor of the Collateral Agent for the ratable benefit of the Purchasers and each of the lenders and agents party to the Credit Agreement.

      E. The liens granted by the Company and each Security Guarantor in the Collateral in favor of the Collateral Agent shall be for the ratable benefit of and shall rank pari passu (the "Pari Passu Lien") among each of the Purchasers and each of the lenders and agents party to the Credit Agreement (collectively, the "Secured Parties").

      F. The Pari Passu Lien shall be granted pursuant to the Security Agreement, which is substantially in the form attached hereto as Exhibit A.

      G. The terms pursuant to which the Secured Parties will share such Pari Passu Lien shall be set forth in a Collateral Agency and Intercreditor Agreement, which is substantially in the form attached hereto as Exhibit B.

      H. Under and pursuant to the Guaranty Agreement, the Guarantors have unconditionally guaranteed the obligations of the Company in connection with the issuance of the Notes. As a condition precedent to amending the Note Purchase Agreements, the Purchasers have required the Guarantors to acknowledge and consent to this Amendment and have further required the Security Guarantors to pledge certain of their assets to the Collateral Agent to secure the payment of the Notes and the performance by such Security Guarantors of their obligations under the Guaranty Agreement and, desiring to help secure financing for the Company which will result in direct or indirect benefits to each of the Guarantors, the Guarantors have agreed to acknowledge and consent to this Amendment and the Security Guarantors have agreed to pledge certain of their assets pursuant to the Security Agreement.

      NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the Company and the Purchasers agree that the Note Purchase Agreements are hereby amended in the following respects:

SECTION 1. AMENDMENTS TO NOTE PURCHASE AGREEMENTS.

      Section 1.1. Section 1 of the Note Purchase Agreements is hereby amended by adding two new paragraphs at the end thereof reading in their entirety as set forth below:

            "As an inducement to you entering into Amendment No. 1 to Note Purchase Agreements, the Company has executed and delivered or will cause to be executed and delivered, or simultaneously with the execution and delivery of Amendment No. 1 to Note Purchase Agreements will execute and deliver, and the Notes, together with all other Obligations (as defined in the Intercreditor Agreement described below), will be secured by, the Security Agreement dated as of July 30, 2004 (the "Security Agreement") from the Company and each Security Guarantor to Fleet Retail Group, Inc., as collateral agent (the "Collateral Agent"), pursuant to which the Company and each Security Guarantor shall grant a security interest (which shall be a pari passu, first priority, perfected security interest) in the collateral defined therein to the Collateral Agent for the benefit of the holders of the Notes, which Security Agreement will be substantially in the form attached to Amendment No. 1 to Note Purchase Agreements as Exhibit A.

            In addition, pursuant to that certain Collateral Agency and Intercreditor Agreement dated as of July 30, 2004 (the "Intercreditor Agreement") among the Company, the Security Guarantors, the Collateral Agent and the Secured Parties, which shall be substantially in the form attached to Amendment No. 1 to Note Purchase Agreements as Exhibit B, the Collateral Agent and the Secured Parties have agreed, among other things, to share in the manner set forth therein the proceeds arising from the disposition of Collateral of the Company and each Security Guarantor subject to the Security Agreement."

      Section 1.2. Section 5.20 of the Note Purchase Agreements is hereby amended and restated reading in its entirety as set forth below:

            "Section 5.20. First Priority Security Interest; Pari Passu Obligations.

            (a) The Notes. The Notes are secured by a first priority security interest and lien in the Collateral of the Company and rank pari passu with the obligations of the Company owed to the Lenders under the Credit Agreement.

            (b) The Guaranty Agreement. The obligations of the Security Guarantors under the Guaranty Agreement are secured by a first priority security interest and lien in the Collateral of such Security Guarantors and rank pari passu with the obligations of such Security Guarantors owed to the Lenders under the Credit Agreement. The obligations of each other Guarantor under the Guaranty Agreement ranks equally and ratably with all unsecured and unsubordinated obligations of each of such Guarantor generally, but subject to the right of any Person having secured or preferred rights, whether such rights arise by contract, statute, law (or the operation thereof) or otherwise."

      Section 1.3. A new Section 7.4 is hereby added to the Note Purchase Agreements reading in its entirety as set forth below:

            "Section 7.4. Other Reports. The Company shall provide to each holder of Notes, concurrently with the delivery of such reports to the Administrative Agent under the Credit Agreement, the reports required to be delivered to the Administrative Agent pursuant to Sections 8.9.2 and
      8.9.3 of the Credit Agreement."

      Section 1.4. A new sentence is hereby added to the end of Section 8.1 of the Note Purchase Agreements reading in its entirety as set forth below:

            "If amounts are to be applied to the principal of the Notes pursuant to the terms of the Intercreditor Agreement, such principal amount together with interest owing thereon to the prepayment date pursuant to the Intercreditor Agreement and the Make-Whole Amount, if any, with respect to such principal amount of each Note shall be due and payable on such date."

      Section 1.5. Section 8.4 of the Note Purchase Agreements is hereby amended and restated to read in its entirety as set forth below:

            "Section 8.4. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 8.2 (except in the case of any prepayment under Section 7.4 of the Intercreditor Agreement), the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof."

      Section 1.6. Section 9.6 of the Note Purchase Agreements is hereby amended and restated reading in its entirety as set forth below:

            "Section 9.6. Security.

            (a) Security Agreement. The Company will execute and deliver to each holder of Notes, in connection with the closing of Amendment No. 1 to Note Purchase Agreements, the Security Agreement, pursuant to which the Company will grant and maintain a first priority pari passu security interest in the Collateral (as defined in the Security Agreement) to the Collateral Agent for the ratable benefit of the Secured Parties. Notwithstanding the foregoing, in the event that the Company is no longer obligated to any Lender pursuant to the Credit Agreement or any guarantee thereof or any other Indebtedness directly or indirectly as an obligor, guarantor or otherwise and (x) no Default or Event of Default exists or would exist immediately after such release, and (y) the release of the Company would not result in a Material Adverse Effect, the holders of the Notes hereby agree to instruct the Collateral Agent to release the Company from its obligations under the Security Agreement pursuant to terms and conditions reasonably satisfactory to the Required Holders.

            (b) Guaranty Agreement and Collateral. The Company hereby covenants and agrees that, if any Domestic Subsidiary which is not a Guarantor (i) guarantees the Company's obligations under the Credit Agreement, (ii) becomes an obligor under the Credit Agreement or (iii) directly or indirectly guarantees any Indebtedness or other obligations of the Company, it will cause such Domestic Subsidiary to enter into a joinder agreement substantially in the form of the joinder agreement set forth as Annex 1 to the Guaranty Agreement and acceptable in form and substance to the Required Holders for the benefit of the holders of the Notes, together with a completed closing certificate substantially in the form of Annex 2 to the Guaranty Agreement and a favorable legal opinion of counsel as to the due authorization, execution, delivery, legality, validity and enforceability thereof, and that such guaranty agreement does not violate or conflict with any law or governing document relating to the Company or such Domestic Subsidiary. Notwithstanding the foregoing, in the event that any Guarantor is no longer obligated to any Lender pursuant to the Credit Agreement or any guarantee thereof or any other Indebtedness directly or indirectly as an obligor, guarantor or otherwise and (x) no Default or Event of Default exists or would exist immediately after such release, and (y) the release of such Guarantor would not result in a Material Adverse Effect, the holders of the Notes hereby agree to release such Guarantor from its obligations under the Guaranty Agreement pursuant to terms and conditions reasonably satisfactory to the Required Holders.

            Further, the Company will cause each Domestic Subsidiary that pledges any assets as security to support the Company's or any Subsidiary's obligations under the Credit Agreement (each such Domestic Subsidiary is herein referred to as a "Security Guarantor") to execute and deliver to each holder of the Notes, in connection with the closing of Amendment No. 1 to Note Purchase Agreements, the Security Agreement, pursuant to which such Domestic Subsidiary will grant and maintain a first priority pari passu security interest in the Collateral to the Collateral Agent for the ratable benefit of the Secured Parties. After the closing of Amendment No. 1 to Note Purchase Agreements, the Company will further cause any of its other Domestic Subsidiaries to execute and deliver to each holder of the Notes, at such time that any such Domestic Subsidiary pledges its assets to the Lenders, a supplement to the Security Agreement pursuant to which such Domestic Subsidiary will grant and maintain a first priority pari passu security interest in such assets to the Collateral Agent for the ratable benefit of the Secured Parties. The Company will also cause such Domestic Subsidiary at the time of delivering any such supplement to the Security Agreement to deliver a favorable legal opinion of counsel as to the due authorization, execution, delivery, legality, validity and enforceability thereof, that such Security Agreement does not violate or conflict with any law or governing document relating to such Domestic Subsidiary, and that such Security Agreement creates a valid and perfected security interest in the collateral being granted in favor of the Collateral Agent for the ratable benefit of the Secured Parties. Notwithstanding the foregoing, in the event that any Domestic Subsidiary is no longer obligated to any Lender pursuant to the Credit Agreement or any guarantee thereof or any other Indebtedness directly or indirectly as an obligor, guarantor or otherwise and (x) no Default or Event of Default exists or would exist immediately after such release, and (y) the release of the Company would not result in a Material Adverse Effect, the holders of the Notes hereby agree to instruct the Collateral Agent to release such Domestic Subsidiary from its obligations under the Security Agreement pursuant to terms and conditions reasonably satisfactory to the Required Holders.

      Section 1.7. Section 9.7 of the Note Purchase Agreements is hereby amended and restated reading in its entirety as set forth below:

            "Section 9.7. First Priority Security Interest; Pari Passu Ranking. Subject to Section 9.6, the Company's obligations under the Notes and this Agreement will at all times be secured by a first priority security interest and lien in the Collateral of the Company and the Security Guarantors and rank at least pari passu with the obligations of the Company owed to the Lenders under the Credit Agreement."

      Section 1.8. A new Section 9.8 is hereby added to the Note Purchase Agreements reading in its entirety as set forth below:

            "Section 9.8. Further Assurances. At the written request of the Collateral Agent or any holder of Notes, the Company will, and will cause each Security Guarantor to, at no expense to the Collateral Agent or any holder of Notes, do, execute, acknowledge and deliver all and every further acts, deeds, conveyances, transfers and assurances reasonably necessary or proper for (i) the perfection and maintenance of the security interests and pledges being provided for pursuant to the Security Documents, (ii) carrying out the purposes of this Agreement, the Other Agreements, the Notes and each Security Document and (iii) better assuring the rights of the holders of the Notes under this Agreement, the Other Agreements, the Notes and each Security Document."

      Section 1.9. Subparagraphs (e), (i) and (k) of Section 10.7 of the Note Purchase Agreements are each hereby amended and restated respectively to read in their entirety as set forth below:

            "(e) Liens existing on the date of this Agreement and securing the Indebtedness of the Company and its Subsidiaries referred to in Schedule
      5.15 and Liens securing obligations of the Company and the Security Guarantors under, or arising in connection with, this Agreement, the Other Agreements, the Guaranty Agreement, the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) to which each is a party on a pari passu basis (so long as the Intercreditor Agreement shall remain in effect and each Lender under the Credit Agreement is a party to the Intercreditor Agreement);

            (i) Liens on assets of Foreign Subsidiaries securing Indebtedness permitted pursuant to paragraph (c) of the Definition of Priority Debt;

            (k) if and so long as no Default or Event of Default exists hereunder, including, without limitation under Section 10.6, Liens on assets other than Collateral securing Indebtedness of the Company or any Subsidiary in addition to those described in clauses (a) through (i) above;"

      Section 1.10. Subparagraph (a) of Section 10.8 of the Note Purchase Agreements is hereby amended and restated to read in its entirety as set forth below:

            "(a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company or such Subsidiary as an entirety, as the case may be, shall be a solvent corporation and, in the case of the Company or any Guarantor, organized and existing under the laws of the United States or any State thereof (including the District of Columbia) or, in the case of any Guarantor which is not organized in the United States, under the laws of such Guarantor's jurisdiction of organization, and, in the case of any such transaction involving the Company or a Guarantor, if the Company or such Guarantor is not such corporation, (i) such corporation shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the Other Agreements, the Security Documents and the Notes in the case of a successor to the Company, and the Guaranty Agreement and the Security Documents in the case of a successor to any Guarantor and (ii) shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and"

      Section 1.11. The last sentence of Section 10.8 of the Note Purchase Agreements is hereby amended and restated to read in its entirety as set forth below:

      "No such conveyance, transfer or lease of substantially all of the assets of the Company or such Subsidiary shall have the effect of releasing the Company or such Subsidiary or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.8 from its liability under this Agreement, the Other Agreements, the Guaranty Agreement, the Security Documents or the Notes to which it is a party."

      Section 1.12. Subparagraph (d) of Section 11 of the Note Purchase Agreements is hereby amended and restated to read in its entirety as set forth below:

            "(d) the Company or any Security Guarantor defaults in the performance of or compliance with any term contained herein or in the Security Documents (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company or any Security Guarantor receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11); or"

      Section 1.13. Subparagraph (e) of Section 11 of the Note Purchase Agreements is hereby amended and restated to read in its entirety as set forth below:

            "(e) any representation or warranty made in writing by or on behalf of the Company or any Guarantor or by any officer of the Company or any Guarantor in this Agreement, the Guaranty Agreement, any Security Document or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or"

      Section 1.14. A new Subparagraph (m) is hereby added to Section 11 of the Note Purchase Agreements to read in its entirety as set forth below:

            "(m) any Security Document shall at any time after its execution and delivery cease to be in full force and effect, or any such Security Document shall be declared null and void, or the validity or enforceability thereof shall be contested by the grantor thereof."

      Section 1.15. Section 16 of the Note Purchase Agreements is hereby amended and restated to read in its entirety as set forth below:

            "SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

            All representations and warranties contained herein, in Amendment No. 1 to Note Purchase Agreements, in the Guaranty Agreement and in the Security Documents shall survive the execution and delivery of this Agreement, the Notes, Amendment No. 1 to Note Purchase Agreements, the Guaranty Agreement, the Security Documents, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company or any Subsidiary pursuant to this Agreement, Amendment No. 1 to Note Purchase Agreements, the Guaranty Agreement or any Security Document shall be deemed representations and warranties of the Company or such Subsidiary under this Agreement. Subject to the preceding sentence, this Agreement (as amended by Amendment No. 1 to Note Purchase Agreements), the Guaranty Agreement, the Security Documents and the Notes embody the entire agreement and understanding between you, the Company and the Subsidiaries party thereto and supersede all prior agreements and understandings relating to the subject matter hereof."

      Section 1.16. Subclause (z) of clause (viii) of the second sentence of
Section 20 of the Note Purchase Agreements is hereby amended and restated to read in its entirety as set forth below:

            "(z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes, this Agreement and the Security Documents."

      Section 1.17. Schedule B to the Note Purchase Agreements is hereby amended by adding thereto (in proper alphabetical order) the following definitions reading in their entirety as set forth below:

            "Amendment No. 1 to Note Purchase Agreements" means that certain Amendment No. 1 to Note Purchase Agreements dated as of July 30, 2004 entered into among the Company and each of the Purchasers specified in Schedule A.

            "Intercreditor Agreement" is defined in Section 1.

            "Secured Parties" means, collectively, each of the Purchasers and each of the Lenders.

            "Security Agreement" is defined in Section 1.

            "Security Documents" means the Intercreditor Agreement, the Security Agreement, any supplement to the Security Agreement contemplated by
      Section 9.6(b), and any other agreement, document or instrument entered into by the Company and/or any Subsidiary providing security for the Notes.

            "Security Guarantor" is defined in Section 9.6(b).

      Section 1.18. The definition of "Credit Agreement" set forth in Schedule B to the Note Purchase Agreements is hereby amended and restated to read in its entirety as set forth below:

            "Credit Agreement" means that certain Amended and Restated Multicurrency Revolving Credit Agreement, as may be further amended, modified, supplemented, refinanced or replaced from time to time, dated as of July 30, 2004, by and among the Company, the Subsidiaries party thereto, the lending institutions listed on Schedule 1 thereto, Fleet Retail Group, Inc., as a swingline lender and as administrative agent and as collateral agent for itself and such other lending institutions, JP Morgan Chase Bank and Wells Fargo Retail Finance, each as co-syndication agent for itself and such other lending institutions, General Electric Capital Corporation and National City Business Credit, Inc., each as a co-documentation agent for itself and such other lending institutions and Fleet National Bank, as an issuing bank thereunder, with Banc of America Securities LLC and JPMorgan Securities Inc. having acted as co-lead arrangers; which such Amended and Restated Multicurrency Revolving Credit Agreement amended, restated, replaced and superceded the Multicurrency Revolving Credit Agreement dated as of June 21, 2002, among the Company, the Subsidiaries party thereto, the lenders listed on Schedule 1 thereto, PNC Bank National Association, as administrative agent, Fleet National Bank, as syndication agent, Wachovia Bank, National Association, as co-syndication Agent, Bank One, NA (Main Office Chicago), as documentation agent with Fleet Securities, Inc. and Wachovia Securities having acted as co-arrangers.

      Section 1.19. The definition of "Lender" set forth in Schedule B to the Note Purchase Agreements is hereby amended and restated to read in its entirety as set forth below:

            "Lender" means the lenders and the agents under the Credit
      Agreement.

      Section 1.20. The definition of "Material Adverse Effect" set forth in Schedule B to the Note Purchase Agreements is hereby amended and restated to read in its entirety as set forth below:

            "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries, taken as a whole, or (b) the ability of the Company or any Subsidiary party thereto to perform its obligations under this Agreement, the Other Agreements, the Guaranty Agreement, any Security Document or the Notes, or (c) the validity or enforceability of this Agreement, the Other Agreements, the Guaranty Agreement, any Security Document or the Notes.

      Section 1.21. The definition of "Permitted Investments" set forth in Schedule B to the Note Purchase Agreements is hereby amended by (a) deleting "Al" and "PI" appearing in clause (f) thereof and substituting "A2" and "P2" therefor, respectively, and (b) deleting "AA" and "Aa2" appearing in clause (i) thereof and substituting "A" and "A2" therefor, respectively.

      Section 1.22. The definition of "Priority Debt" set forth in Schedule B to the Note Purchase Agreements is hereby amended and restated to read in its entirety as set forth below:

            "Priority Debt" means the sum, without duplication, of (i) Indebtedness of the Company or any Subsidiary secured by Liens not otherwise permitted by clauses (a) through (j) of Section 10.7; and (ii) all other Indebtedness of all Subsidiaries that are not Guarantors other than:

                  (a) Indebtedness of any Subsidiary outstanding on the date of
            Closing and any extension, renewal or refunding thereof, provided that the principal amount thereof is not increased;

                  (b) Indebtedness of any Subsidiary owed to the Company or a
            Wholly-Owned Subsidiary;

                  (c) Indebtedness of any Foreign Subsidiary not otherwise
            described in clauses (a) or (b) above in an amount not to exceed the sum of (i) $30,000,000 plus (ii) the amount permitted under the "Foreign Sublimit" (as defined in the Credit Agreement); and

                  (d) Indebtedness under the Credit Agreement, this Agreement and the Other Agreements to the extent that all such Indebtedness is secured on a pari passu basis.

SECTION 2. CONDITIONS TO EFFECTIVENESS.

      This Amendment shall not be effective until (i) the Company and the holders of 51% in aggregate principal amount of the outstanding Notes shall have executed and delivered this Amendment and each of the Guarantors has executed and delivered its Consent hereto, (ii) each Purchaser shall have received from Dickinson Wright, PLLC, Special Counsel for the Company, its legal opinion with respect to the Company and the Security Guarantors, dated the effective date of this Amendment, in form and substance reasonably satisfactory to each Purchaser and special counsel to the Purchasers, covering the matters set forth in Exhibit C attached hereto, (iii) each Purchaser shall have received from the Company a certificate dated the effective date of this Amendment, signed by the Senior Vice President and Chief Financial Officer of the Company, to the effect that the representations and warranties of the Company set forth in Exhibit D attached hereto are true and correct on and with respect to the effective date of this Amendment, (iv) the Company shall have paid all of the out-of-pocket expenses incurred by the Purchasers in connection with the consummation of the transactions contemplated by this Amendment, including, without limitation, the fees and disbursements of Chapman and

Cutler LLP, special counsel to the Purchasers and (v) the Company shall have also satisfied each of the following closing conditions:

            1.    Each of the Intercreditor Agreement (as described in Section
      1.1 hereof) and the Security Agreement (as described in Section 1.1 hereof) shall have been duly executed, acknowledged and delivered by the respective parties thereto and shall be in full force and effect.

            2. The Company and the Lenders shall have entered into the Credit Agreement and each Purchaser shall have received a copy of the Credit Agreement, with all amendments thereto, certified as true and correct by an authorized officer of the Company.

            3. The Collateral Agent and each holder of the Notes shall have received reasonably satisfactory evidence that the Collateral is insured against fire and other casualties at replacement cost, together with standard mortgage clauses naming the Collateral Agent (for the benefit of the holders of the Notes) as mortgagee or secured party. The Collateral Agent and each holder of the Notes shall also have received reasonably satisfactory original certificates of general public liability insurance, naming each holder of a Note as an additional insured. All premiums on such policies shall be prepaid by the Company.

            4. All actions shall have been taken at the Company's expense as are necessary and appropriate for the holders of the Notes and the Lenders to maintain a valid and perfected first priority lien and security interest in and to the collateral detailed in the Security Agreement, including, without limitation, the filing and recording of such documents and Uniform Commercial Code financing statements as may be necessary and appropriate.

            5. All proceedings taken in connection with the transactions contemplated by this Amendment, and all documents necessary to the consummation thereof, shall be reasonably satisfactory in form and substance to you and your special counsel, and you shall have received a copy (executed or certified as may be appropriate) of all legal documents or proceedings taken in connection with the consummation of said transactions (including, without limitation, approving resolutions duly adopted by the respective Board of Directors of the Company and each Security Guarantor and accompanied by a certificate by the Secretary or Assistant Secretary of the Company and each Security Guarantor stating that such resolutions are true and correct, have not been altered or repealed and are in full force and effect).

            6. As of the effective date of this Amendment (after giving effect to the amendments contemplated hereby), no Default or Event of Default shall have occurred and be continuing.

SECTION 3. MISCELLANEOUS.

      Section 3.1. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Michigan excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

      Section 3.2. This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

      Section 3.3. Except to the extent hereby amended, the Note Purchase Agreements are in all respects hereby ratified, confirmed and approved.

      Section 3.4. The capitalized terms used in this Amendment shall have the respective meanings specified in the Note Purchase Agreements unless otherwise herein defined or the context hereof shall otherwise require.

      Section 3.5. Any and all notices, requests, certificates and other instruments, including the Notes, may refer to the "Note Purchase Agreement" or the "Note Purchase Agreement dated July 30, 2002" without making specific reference to this Amendment, but nevertheless all such references shall be deemed to include this Amendment unless the context shall otherwise require.

      Section 3.6. This Amendment and all covenants herein contained shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. All covenants made by the Company herein shall survive the closing and the delivery of this Amendment.

                                 BORDERS GROUP, INC.

                                 By: /s/ Edward W. Wilhelm
                                    --------------------------------------------
                                    Name: Edward W. Wilhelm
                                    Title: Senior Vice President, Finance
                                           and Chief Financial Officer

The foregoing is hereby agreed to
as of the date first written above.

                                      TEACHERS INSURANCE AND ANNUITY
                                         ASSOCIATION OF AMERICA

                                      By   /s/ JOHN GOODREDS
                                           -------------------------------------
                                           Name: JOHN GOODREDS
                                           Title: DIRECTOR

                                      TIAA-CREF LIFE INSURANCE COMPANY

                                      By: Teachers Insurance and Annuity
                                          Association of America, as Investment
                                          Manager

                                      By   /s/ JOHN GOODREDS
                                           -------------------------------------
                                           Name: JOHN GOODREDS
                                           Title: DIRECTOR

                                      JEFFERSON-PILOT LIFE INSURANCE COMPANY

                                      By   /s/ James E. McDonald
                                           ----------------------------------
                                           Name: James E. McDonald, Jr.
                                           Title: Vice President

                                      JEFFERSON PILOT LIFEAMERICA INSURANCE
                                        COMPANY

                                      By   /s/ James E. McDonald
                                           ----------------------------------
                                           Name: James E. McDonald, Jr.
                                           Title: Vice President

                                      THE TRAVELERS INSURANCE COMPANY

                                      By   /s/ DENISE DUFFEE
                                           ----------------------------------
                                           Name: DENISE DUFFEE
                                           Title: INVESTMENT OFFICER

                                      THE TRAVELERS LIFE AND ANNUITY COMPANY

                                      By   /s/ DENISE DUFFEE
                                           ----------------------------------
                                           Name: DENISE DUFFEE
                                           Title: INVESTMENT OFFICER

                                      PRIMERICA LIFE INSURANCE COMPANY

                                      By   /s/ DENISE DUFFEE
                                           ----------------------------------
                                           Name: DENISE DUFFEE
                                           Title: INVESTMENT OFFICER

                                      ALLSTATE LIFE INSURANCE COMPANY

                                      By   /s/ JEFFREY CANNON
                                           -------------------------------
                                           Name: JEFFREY CANNON
                                           Title: AUTHORIZED SIGNATORY

                                      By   /s/ JERRY CANNON
                                           -------------------------------
                                           Name: JERRY D. ZINKULA
                                           Title: AUTHORIZED SIGNATORY

             CONSENT TO AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENTS

      The undersigned hereby acknowledges receipt of a counterpart original of, and consents to, the foregoing Amendment No. 1 to Note Purchase Agreements dated as of July 30, 2004 and the Security Agreement and the Intercreditor Agreement described therein.

      The undersigned hereby ratifies and confirms in all respects its obligations under its Guaranty Agreement dated July 30, 2002 in favor of the holders of the Notes.

      This Consent to Amendment No. 1 to Note Purchase Agreements is furnished for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the undersigned, and the undersigned understands and intends that the Purchasers will rely on the foregoing and that the undersigned will be legally bound by the foregoing. This Consent to Amendment No. 1 to Note Purchase Agreements shall inure to the benefit of the Purchasers and their respective successors and assigns.

      IN WITNESS WHEREOF, the undersigned has executed and delivered this Consent to Amendment No. 1 to Note Purchase Agreements as of July 30, 2004, pursuant to proper authority duly granted.

                                      BORDERS, INC.

                                      By: /s/ Edward W. Wilhelm
                                          --------------------------------
                                          Name: Edward W. Wilhelm
                                          Title: Senior Vice President
                                                 and Treasurer

                                      WALDEN BOOK COMPANY, INC.

                                      By: /s/ Edward W. Wilhelm
                                          --------------------------------
                                          Name: Edward W. Wilhelm
                                          Title: Senior Vice President
                                                 and Treasurer

                                      PLANET MUSIC, INC.

                                      By: /s/ Edward W. Wilhelm
                                          --------------------------------
                                          Name: Edward W. Wilhelm
                                          Title: Senior Vice President and
                                                 Treasurer

                                      BORDERS PROPERTIES, INC.

                                      By: /s/ Edward W. Wilhelm
                                          --------------------------------
                                          Name: Edward W. Wilhelm
                                          Title: Senior Vice President and
                                                 Treasurer

                                      WALDENBOOKS PROPERTIES, INC.

                                      By: /s/ Edward W. Wilhelm
                                          --------------------------------
                                          Name: Edward W. Wilhelm
                                          Title: Senior Vice President and
                                                 Treasurer

                                      BORDERS ONLINE, LLC

                                      By: Borders, Inc., its sole Member

                                      By: /s/ Edward W. Wilhelm
                                          --------------------------------
                                          Name: Edward W. Wilhelm
                                          Title: Senior Vice President and
                                                 Treasurer

                                      BORDERS OUTLET, INC.

                                      By: /s/ Edward W. Wilhelm
                                          --------------------------------
                                          Name: Edward W. Wilhelm
                                          Title: Senior Vice President and
                                                 Treasurer

                                      BORDERS FULFILLMENT, INC.

                                      BY: /s/ Edward  W. Wilhelm
                                          --------------------------------
                                          Name: Edward  W. Wilhelm
                                          Title: Senior Vice President and
                                                 Chief Financial Officer

                                      THE LIBRARY, LTD.

                                      By: /s/ Edward W. Wilhelm
                                          --------------------------------
                                          Name: Edward W. Wilhelm
                                          Title: Senior Vice President and
                                                 Treasurer

                                      BGP (UK) LIMITED

                                      By: /s/ Edward W. Wilhelm
                                          --------------------------------
                                          Name: Edward W. Wilhelm
                                          Title: Director

                                      BORDERS ONLINE, INC.

                                      By: /s/ Edward W. Wilhelm
                                          --------------------------------
                                          Name: Edward W. Wilhelm
                                          Title: Senior Vice President and
                                                 Treasurer

                           FORM OF SECURITY AGREEMENT

                                    EXHIBIT A
                (to Amendment No. 1 to Note Purchase Agreements)

                         FORM OF INTERCREDITOR AGREEMENT

                                    EXHIBIT B
                (to Amendment No. 1 to Note Purchase Agreements)

                   DESCRIPTION OF OPINION OF COMPANY COUNSEL

      The opinion of Dickinson Wright, PLLC, Special Counsel for the Company, with respect to the Company and each Security Guarantor, which is called for by
Section 1 of Amendment No. 1 to Note Purchase Agreements, shall be dated the effective date of Amendment No. 1 to Note Purchase Agreements and addressed to the Purchasers, shall be reasonably satisfactory in scope and form to the Purchasers and shall be to the effect that:

            (1) The Company is a corporation, duly incorporated, legally existing and in good standing under the laws of the State of Michigan, has corporate power and authority and is duly authorized to enter into and perform Amendment No. 1 to Note Purchase Agreements, the Security Agreement and the Intercreditor Agreement;

            (2) Each Guarantor is a corporation, duly incorporated, legally existing and in good standing under the laws of its jurisdiction of incorporation, has corporate power and authority and is duly authorized to enter into and perform its obligations under its Consent to Amendment No. 1 to Note Purchase Agreements dated as of July __, 2004 (each a "Consent") and under each of the Security Agreement and the Intercreditor Agreement to which it is a party;

            (3) Each of Amendment No. 1 to Note Purchase Agreements, the Security Agreement and the Intercreditor Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding contract and agreement of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

            (4) Each of the Consents, the Security Agreement and the Intercreditor Agreement has been duly authorized, executed and delivered by each Guarantor which is a party thereto and constitutes the legal, valid and binding contract and agreement of such Guarantor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

            (5) No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal, state or local, is necessary in connection with the execution and delivery of Amendment No. 1 to Note Purchase Agreements, the Security Agreement, the Intercreditor Agreement or the Consents;

            (6) The execution, delivery and performance by the Company of Amendment No. 1 to Note Purchase Agreements, the Security Agreement and the Intercreditor Agreement does not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien (other than the Lien created by the Security Agreement) upon any of the property of the Company

                                   EXHIBIT C
                (to Amendment No. 1 to Note Purchase Agreements) pursuant to the provisions of the Articles of Incorporation or By-laws of the Company or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company may be bound;

            (7) The execution, delivery and performance by each Guarantor of each of the Security Agreement and the Intercreditor Agreement to which such Guarantor is a party does not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien (other than the Lien created by the Security Agreement) upon any of the property of such Guarantor pursuant to the provisions of the [Articles/Certificate] of Incorporation or By-laws of such Guarantor or any agreement or other instrument known to such counsel to which such Guarantor is a party or by which such Guarantor may be bound; and

            (8) The Security Agreement and/or financing statements or similar notices with respect thereto have been filed for record or recorded in all public offices where in such filing or recordation is necessary to perfect the Lien in the Collateral (as defined in the Security Agreement) as against creditors of and purchasers from the Company, and each Security Guarantor. The Security Agreement creates a valid and perfected Lien in the Collateral in favor of Fleet Retail Group, as Collateral Agent, for the benefit of the holders of the Notes and the Lenders.

      The opinion of Dickinson Wright, PLLC shall cover such other matters relating to Amendment No. 1 to Note Purchase Agreements, the Security Agreement and the Intercreditor Agreement as the Purchasers may reasonably request, including, without limitation, that such opinion may be relied upon by subsequent holders of the Notes. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company and each Guarantor.

                         REPRESENTATIONS AND WARRANTIES

      The Company hereby represents and warrants to each holder of any Note that:

            1. The Company is a corporation, duly organized, legally existing, and in good standing under the laws of the State of Michigan, and is duly qualified as a foreign corporation and in good standing in all other states wherein the nature of its business or its assets make such qualification necessary.

            2. The Company's execution and delivery of the Amendment No. 1 to Note Purchase Agreements, the Security Agreement and the Intercreditor Agreement and performance of its obligations hereunder and thereunder: (a) are and will be within its corporate powers; (b) are duly authorized by the Company's board of directors; (c) are not and will not be in contravention of any law, statute, rule or regulation, the terms of the Company's Articles of Incorporation or bylaws, nor of any preferred stock provision, indenture, agreement or undertaking to which the Company or any of its properties are bound; (d) do not require any consent or approval (including governmental) which has not been given; and (e) will not result in the imposition of Liens, charges or encumbrances on any of its properties or assets, except those in favor of the holders of the Notes and the Lenders.

            3. The Amendment No. 1 to Note Purchase Agreements, the Security Agreement and the Intercreditor Agreement, when duly executed and delivered, will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms.

            4. All balance sheets, income statements and other financial data which have been furnished to any holder of a Note by the Company to induce such holder of a Note to enter into the Amendment No. 1 to Note Purchase Agreements do fairly represent the Company's financial condition as of the dates for which the same are furnished. All such financial statements, reports, papers and other data furnished to any holder of a Note are accurate and correct in all material respects and complete insofar as completeness may be necessary to give such holder of a Note a true and accurate knowledge of the subject matter. Since the date of such financial statements, no material adverse change has occurred in the operations or condition, financial or otherwise, of the Company, nor has the Company incurred since December 31, 2003, any material liabilities or made any material investment or guarantees, direct or contingent, in any single case or in the aggregate.

            5. The Company is the true and lawful owner of the assets pledged pursuant to the terms of the Security Agreement.

            6. As of the date of the execution and delivery of the Amendment No. 1 to Note Purchase Agreements, all filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Collateral Agent's security interest in the Collateral. The Collateral Agent's rights with respect to the Collateral are

                                    EXHIBIT D
                (to Amendment No. 1 to Note Purchase Agreements)
      not subject to any setoff, claims, withholdings or other defenses. The
      Company or a Security Guarantor party to one of the Security Documents is the owner of the Collateral free from any Lien.

            7. All of the Company's representations and warranties set forth in Section 5 of the Note Purchase Agreements are true and correct on and as of the effective date hereof with the same effect as though made and repeated by the Company as of the effective date hereof.

            8. (a) Neither the Company nor any of its Subsidiaries (i) is a blocked person described in Section 1 of Executive Order 13224 of the September 23, 2001 Blocking Property and Prohibiting Transaction With Persons Who Commit and Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49049 (2001)) or (ii) engages in any dealings or transactions, or is otherwise associated, with any such blocked person and (b) the Company and its Subsidiaries are in compliance, in all Material respects, with the USA Patriot Act of 2001 (signed into law October 26, 2001).

                                      C-2